Taxation	12 Months Ended
Mar. 31, 2021
Taxation
Taxation

 6. Taxation

This note explains how our Group tax charge arises. The deferred tax section of the note also provides information on our expected future tax charges and sets out the tax assets held across the Group together with our view on whether or not we expect to be able to make use of these in the future.

Accounting policies

Income tax expense represents the sum of the current and deferred taxes.

Current tax payable or recoverable is based on taxable profit for the year. Taxable profit differs from profit as reported in the income statement because some items of income or expense are taxable or deductible in different years or may never be taxable or deductible. The Group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the reporting period date.

The Group recognises provisions for uncertain tax positions when the Group has a present obligation as a result of a past event and management judge that it is probable that there will be a future outflow of economic benefits from the Group to settle the obligation. Uncertain tax positions are assessed and measured on an issue by issue basis within the jurisdictions that we operate either using management’s estimate of the most likely outcome where the issues are binary, or the expected value approach where the issues have a range of possible outcomes. The Group recognises interest on late paid taxes as part of financing costs, and any penalties, if applicable, as part of the income tax expense.

Deferred tax is the tax expected to be payable or recoverable in the future arising from temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. It is accounted for using the statement of financial position liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that temporary differences or taxable profits will be available against which deductible temporary differences can be utilised.

Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. Deferred tax liabilities are not recognised  to the extent they arise from the initial recognition of non-tax deductible goodwill.

Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint arrangements, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each reporting period date and adjusted to reflect changes in the Group’s assessment that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset realised, based on tax rates that have been enacted or substantively enacted by the reporting period date.

Tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they either relate to income taxes levied by the same taxation authority on either the same taxable entity or on different taxable entities which intend to settle the current tax assets and liabilities on a net basis.

Tax is charged or credited to the income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognised in other comprehensive income or in equity.

	2021	2020	2019
Income tax expense	€m	€m	€m
United Kingdom corporation tax expense/(credit):
Current year	24	42	21
Adjustments in respect of prior years	3	(6)	(9)
	27	36	12
Overseas current tax expense/(credit):
Current year	872	900	1,098
Adjustments in respect of prior years	(30)	80	(48)
	842	980	1,050
Total current tax expense	869	1,016	1,062
Deferred tax on origination and reversal of temporary differences:
United Kingdom deferred tax	(94)	(318)	(232)
Overseas deferred tax	3,089	552	666
Total deferred tax expense	2,995	234	434
Total income tax expense	3,864	1,250	1,496

UK operating profits are more than offset by statutory allowances for capital investment in the UK network and systems plus ongoing interest costs including those arising from the €10.7 billion of spectrum payments to the UK government in 2000, 2013 and 2018.

Tax on discontinued operations

	2021	2020	2019
	€m	€m	€m
Tax credit on profit from ordinary activities of discontinued operations	0	—	(56)

Tax (credited)/charged directly to other comprehensive income

	2021	2020	2019
	€m	€m	€m
Current tax	(17)	(26)	3
Deferred tax	(1,009)	830	56
Total tax (credited)/charged directly to other comprehensive income	(1,026)	804	59

Tax (credited)/charged directly to equity

	2021	2020	2019
	€m	€m	€m
Deferred tax	(2)	—	4
Total tax (credited)/charged directly to equity	(2)	—	4

Factors affecting the tax expense for the year

The table below explains the differences between the expected tax expense, being the aggregate of the Group’s geographical split of profits multiplied by the relevant local tax rates and the Group’s total tax expense for each year.

	2021	2020	2019
	€m	€m	€m
Continuing profit/(loss) before tax as shown in the consolidated income statement	4,400	795	(2,613)

Aggregated expected income tax expense/(credit)	1,124	226	(457)
Impairment losses with no tax effect	0	332	807
Disposal of Group investments[1]	(332)	(1,113)	—
Effect of taxation of associates and joint ventures, reported within profit before tax	56	728	262
(Recognition)/derecognition of deferred tax assets for losses in Luxembourg and Spain[2]	0	—	1,186
Deferred tax following revaluation of investments in Luxembourg[2]	2,819	(348)	(488)
Previously unrecognised temporary differences we expect to use in the future	(45)	(14)	—
Current year temporary differences (including losses) that we currently do not expect to use	170	352	78
Adjustments in respect of prior year tax liabilities	(10)	(86)	(94)
Impact of tax credits and irrecoverable taxes	90	52	79
Deferred tax on overseas earnings	0	3	(39)
Effect of current year changes in statutory tax rates on deferred tax balances[3]	(45)	757	(2)
Financing costs not deductible for tax purposes	(62)	174	67
Expenses not deductible for tax purposes	99	187	97
Income tax expense	3,864	1,250	1,496

Notes:

12021 includes the tax tax exempt gains relating to the TPG Telecom Limited merger in Australia and Indus Towers Limited in India. 2020 relates to tax exempt disposal gains of New Zealand, Malta and merger of our Italian Towers with INWIT

2See note below regarding deferred tax asset recognition in Luxembourg and Spain on pages 128 and 129.

32020 includes the impact of a lower corporate tax rate in Luxembourg and the impact of the retention of the 19% corporate tax rate in the UK

Deferred tax

Analysis of movements in the net deferred tax balance during the year:

€m
1 April 2020[1]	21,502
Foreign exchange movements	18
Charged to the income statement (continuing operations)	(2,995)
Charged directly to OCI	1,009
Charged directly to equity	2
Arising on acquisitions and disposals	(62)
31 March 2021[2]	19,474

Deferred tax assets and liabilities, before offset of balances within countries, are as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	(liability)/
	statement	tax asset	liability	unrecognised	asset
	€m	€m	€m	€m	€m
Accelerated tax depreciation	716	2,331	(1,842)	(9)	480
Intangible assets	336	434	(2,169)	13	(1,722)
Tax losses	(3,292)	29,791	0	(9,701)	20,090
Treasury related items	(9)	761	(37)	(392)	332
Temporary differences relating to revenue recognition	(84)	3	(651)	0	(648)
Temporary differences relating to leases	(34)	611	(429)	0	182
Other temporary differences	(627)	1,159	(352)	(47)	760
31 March 2021[2]	(2,994)	35,090	(5,480)	(10,136)	19,474

Analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	21,569
Deferred tax liability	(2,095)
31 March 2021[2]	19,474

At 31 March 2020, deferred tax assets and liabilities, before offset of balances within countries, were as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	(liability)/
	statement	tax asset	liability	unrecognised	asset
	€m	€m	€m	€m	€m
Accelerated tax depreciation	964	1,581	(1,876)	13	(282)
Intangible assets	(719)	383	(1,965)	14	(1,568)
Tax losses	(926)	32,121	—	(8,725)	23,396
Treasury related items	144	530	(770)	(301)	(541)
Temporary differences relating to revenue recognition	187	4	(559)	—	(555)
Temporary differences relating to leases	205	260	(41)	—	219
Other temporary differences	(89)	1,207	(302)	(71)	834
31 March 2020[1,2]	(234)	36,086	(5,513)	(9,070)	21,503

At 31 March 2020, analysed in the balance sheet, after offset of balances within countries, as:

€m
Deferred tax asset	23,606
Deferred tax liability	(2,103)
31 March 2020[1,2]	21,503

Notes:

1

Comparatives for the year ended 31 March 2020 have been re-presented to reflect that Vodafone Egypt is no longer held for sale. See note 7 "Discontinued operations and assets and liabilities held for sale".

2	The Group does not discount its deferred tax assets. This is in accordance with the requirements of IAS 12.

Factors affecting the tax charge in future years

The Group’s future tax charge, and effective tax rate, could be affected by several factors including: tax reform in countries around the world, including any arising from the OECD’s or European Commission’s work on the taxation of the digital economy and European Commission initiatives such as the proposed tax and financial reporting directive or as a consequence of state aid investigations, future corporate acquisitions and disposals, any restructuring of our businesses and the resolution of open tax issues (see below).

On 25 April 2019, the European Commission published its full decision in relation to its investigation into the ‘group financing exemption’ (GFE) in the UK’s controlled foreign company rules and whether the GFE constituted unlawful State Aid. It concluded the GFE does not constitute unlawful state aid when the managing of the financing activities is outside the UK. We consider that the Group’s Luxembourg financing activities are properly established and operate in accordance with EU and local law as well as the OECD’s transfer pricing guidelines and on 27 May 2021 the UK tax authorities confirmed they reached the view that Vodafone was not in receipt of any state aid relating to the GFE. The European Commission has indicated that it agrees with this conclusion.

In March 2021, the UK government announced its intention to increase the corporation tax rate from 19% to 25% effective from 1 April 2023. The increased rate was substantively enacted on 24 May 2021 and if our deferred tax assets at 31 March 2021 were remeasured using this rate, their value would increase by approximately €350 million.

The Group is routinely subject to audit by tax authorities in the territories in which it operates. The Group considers each issue on its merits and, where appropriate, holds provisions in respect of the potential tax liability that may arise.  As at 31 March 2021, the Group holds provisions for such potential liabilities of €606 million (2020: €638 million). These provisions relate to multiple issues, across the jurisdictions in which the Group operates.

As the tax impact of a transaction can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process, the amount ultimately paid may differ materially from the amount accrued and could therefore affect the Group's overall profitability and cash flows in future periods.  See note 29 "Contingent liabilities and legal proceedings" to the consolidated financial statements.

At 31 March 2021, the gross amount and expiry dates of losses available for carry forward are as follows:

	Expiring	Expiring
	within	beyond
	5 years	6 years	Unlimited	Total
	€m	€m	€m	€m
Losses for which a deferred tax asset is recognised	63	222	86,623	86,908
Losses for which no deferred tax is recognised	245	13,217	23,479	36,941
	308	13,439	110,102	123,849

At 31 March 2020, the gross amount and expiry dates of losses available for carry forward were as follows:

	Expiring	Expiring
	within	beyond
	5 years	6 years	Unlimited	Total
	€m	€m	€m	€m
Losses for which a deferred tax asset is recognised	531	143	99,828	100,502
Losses for which no deferred tax is recognised	759	9,404	22,772	32,935
	1,290	9,547	122,600	133,437

Deferred tax assets on losses in Luxembourg

Included in the table above are losses of €69,742 million (2019: €82,372 million) that have arisen in Luxembourg companies. A deferred tax asset of €17,394 million (2020: €20,544 million) has been recognised in respect of these losses, as we conclude it is probable that the Luxembourg entities will continue to generate taxable profits in the future against which we can utilise these losses. These tax losses principally arose from historical impairments, primarily following the acquisition of the Mannesmann Group in 2000. These losses arose prior to the 2017 tax reform in Luxembourg and are available to carry forward indefinitely.

The Luxembourg companies hold investments in the Group’s operating companies which are assessed for impairment for local GAAP financial statements using the Group’s value in use calculations (see note 4 “Impairment losses”). Impairments and reversals of impairments are recorded in the local GAAP financial statements and therefore carrying values and valuation methodology differs from the goodwill assessment for the Group’s consolidated financial statements. This assessment can give rise to tax deductible impairments or taxable reversals of previous impairments.

Following the 2017 tax reform in Luxembourg, tax losses expire after 17 years and are only used after any pre-existing losses. In the years ended 31 March 2019 and 31 March 2020 the Luxembourg companies had tax deductible impairments resulting in additional tax losses. No deferred tax asset is recognised for these losses on the basis that they are not forecast to be used prior to the expiry of their 17 year life. In a period where pre-existing tax losses are not utilised due to impairments arising the forecast utilisation timeframe extends by one year.

The reversal of impairments can result in a significant reduction to our deferred tax assets and the period over which these assets can be utilised. In the year ended 31 March 2021 a reversal of previous impairments of €12 billion has arisen in Luxembourg.  This represents taxable income against which the brought forward losses can be used.  This is the main driver of the reduction in the losses, and the associated deferred tax asset, compared to the prior period.

The Luxembourg companies’ recurring profits are derived from the Group’s internal financing, centralised procurement and international roaming activities. These activities have consistently generated taxable profits of over €1bn per annum throughout their existence.  The Group has reviewed the latest 5 year forecasts for the Luxembourg companies, including their ability to continue to generate income beyond this period. The forecasts consider the impact of the current market conditions on the existing financing activities, including the current view of interest rates, levels of intragroup financing, as well as the future profits generated from the procurement and roaming activities.  The value in use calculations take into account all information at the balance sheet and the Group does not forecast potential future impairments or reversals of impairments.

This assessment also included a review of the commercial structures supporting the profits generated from these activities and considered the factors, under the Group’s control, which could impact the ability of these activities to generate taxable profits. We have assessed that the current structure continues to be sustainable under the tax laws substantively enacted at the balance sheet date and the Group’s intentions to keep these activities in Luxembourg remains unchanged.

Based on the current forecasts, €2,881 million of the deferred tax asset is forecast to be used within the next 10 years, and €4,891 million used within 20 years. The losses are projected to be fully utilised over the next 59 to 62 years. The increase in the recovery period over the prior year is principally a result of market conditions, including lower interest rates, driving margins lower on existing financing activities and the impact of a forecast reduction in levels of intercompany debt over the 5 year period as the Group's operating companies align their debt metrics more closely to those of Vodafone Group Plc.

An increase or decrease in the forecast income in Luxembourg in each year of 5%-10% would change the period over which the losses will be fully utilised by 2 to 5 years. The Group uses a change in forecast income to understand the impact that a change in interest rates or level of debt advanced by the Luxembourg companies could have on the recovery period of the losses.

Any future changes in tax law, including those driven by OECD, EU or domestic tax reforms or the structure of the Group could have a significant effect on the use of the Luxembourg losses, including the period over which these losses can be utilised. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.

Based on the above factors the Group concludes that it is probable that the Luxembourg companies will continue to generate taxable profits in the future against which it will use these losses.

In addition to the above, €12,975 million (2020: €9,242 million) of the Group’s Luxembourg losses expire after 13 to 17 years and no deferred tax asset is recognised as they will expire before we can use these losses.  The remaining losses do not expire. We also have €9,136 million (2020: €9,136 million) of Luxembourg losses in a former Cable & Wireless Worldwide Group company, for which no deferred tax asset has been recognised as it is uncertain whether these losses will be utilised.

Deferred tax assets on losses in Germany

The Group has tax losses of €16,296 million (2020: €17,160 million) in Germany arising on the write down of investments in Germany in 2000. The losses are available to use against both German federal and trade tax liabilities and they do not expire.

A deferred tax asset of €2,529 million (2020: €2,662 million) has been recognised in respect of these losses as we conclude it is probable that the German business will continue to generate taxable profits in the future against which we can utilise these losses. The Group has reviewed the latest forecasts for the German business which incorporate the unsystematic risks of operating in the telecommunications business. In the period beyond the 5 year forecast we have reviewed the profits inherent in the terminal period and based on these and our expectations for the German business we believe it is probable the German losses will be fully utilised.

Based on the current forecasts the losses will be fully utilised over the next 8 to 16 years. A 5% -10% change in the forecast profits of the German business would alter the utilisation period by 1 to 2 years.

Deferred tax assets on losses in Spain

The Group has tax losses of €4,334 million (2020: €4,281 million) in Spain which are available to offset against the future profits of the Grupo Corporativo ONO business. The losses do not expire and no deferred tax asset is recognised for these losses due to the trading environment in Spain.

Other tax losses

The Group has losses amounting to €8,285 million (2020: €7,500 million) in respect of UK subsidiaries which are only available for offset against future capital gains and since it is uncertain whether these losses will be utilised, no deferred tax asset has been recognised, in line with the prior year.

The remaining losses relate to a number of other jurisdictions across the Group. There are also €2,092 million (2020: €1,514 million) of unrecognised temporary differences relating to treasury items and other items.

No deferred tax liability has been recognised in respect of a further €7,522 million (2020: €7,130 million) of unremitted earnings of subsidiaries, associates and joint ventures because the Group is in a position to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future. It is not practicable to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.